UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

CLEARBRIDGE

VARIABLE ALL CAP VALUE PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The Portfolio seeks long-term capital growth. Current income is a secondary consideration.

Portfolio and subadviser name changes

Prior to April 29, 2013, the Portfolio’s name was Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio. On December 5, 2012, the name of the Portfolio’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Portfolio’s investment objective or strategy as a result of these name changes.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Variable All Cap Value Portfolio for the six-month reporting period ended June 30, 2013. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Portfolio, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Portfolio and other funds in the Legg Mason complex. On behalf of all our shareholders and the Portfolio’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Portfolio. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

II	ClearBridge Variable All Cap Value Portfolio

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

ClearBridge Variable All Cap Value Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	ClearBridge Variable All Cap Value Portfolio

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. As 2013 began, there were concerns about the “fiscal cliff” and its potential impact on the economy. While this and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the first five months of the reporting period. The market then experienced a modest setback in June 2013, due to concerns related to the tapering of the Fed’s asset purchase program. However, for the six months ended June 30, 2013, the S&P 500 Indexv gained 13.82%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the six months ended June 30, 2013, with the Russell 2000 Indexvi gaining 15.86%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvii , returned 13.91% and the Russell Midcap Indexviii returned 15.45%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 12.23% and 15.78%, respectively.

ClearBridge Variable All Cap Value Portfolio	V

Investment commentary (cont’d)

Performance review

For the six months ended June 30, 2013, Class I shares of ClearBridge Variable All Cap Value Portfolio1 returned 14.59%. The Portfolio’s unmanaged benchmark, the Russell 3000 Value Index, returned 15.78% over the same time frame. The Lipper Variable Large-Cap Value Funds Category Average2 returned 15.99% for the same period.

Performance Snapshot as of June 30, 2013 (unaudited)
6 months
ClearBridge Variable All Cap Value Portfolio[1]:
Class I	14.59%
Russell 3000 Value Index	15.78%
Lipper Variable Large-Cap Value Funds Category Average[2]	15.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2013, the gross total annual operating expense ratio for Class I shares was 0.81%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 131 funds in the Portfolio’s Lipper category.

VI	ClearBridge Variable All Cap Value Portfolio

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ClearBridge Variable All Cap Value Portfolio	VII

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Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2013 and December 31, 2012. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	14.59%	$1,000.00	$1,145.90	0.80%	$4.26	Class I	5.00%	$1,000.00	$1,020.83	0.80%	$4.01

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2013

ClearBridge Variable All Cap Value Portfolio

Security	Shares	Value
Common Stocks — 98.4%
Consumer Discretionary — 10.9%
Diversified Consumer Services — 0.2%
Sotheby’s Holdings Inc.	29,570	$1,120,999
Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.	211,790	7,262,279
Leisure Equipment & Products — 1.5%
Mattel Inc.	172,320	7,807,819
Media — 3.3%
Walt Disney Co.	276,180	17,440,767
Specialty Retail — 3.5%
Home Depot Inc.	236,330	18,308,485
Textiles, Apparel & Luxury Goods — 1.0%
Coach Inc.	94,340	5,385,871
Total Consumer Discretionary		57,326,220
Consumer Staples — 3.4%
Food & Staples Retailing — 0.9%
Safeway Inc.	210,540	4,981,376
Food Products — 2.5%
Unilever PLC	307,520	12,450,771
Unilever PLC, ADR	14,467	585,190
Total Food Products		13,035,961
Total Consumer Staples		18,017,337
Energy — 13.9%
Energy Equipment & Services — 2.1%
Baker Hughes Inc.	61,930	2,856,831
Halliburton Co.	201,370	8,401,156
Total Energy Equipment & Services		11,257,987
Oil, Gas & Consumable Fuels — 11.8%
Apache Corp.	37,280	3,125,182
Chevron Corp.	152,050	17,993,597
Devon Energy Corp.	191,720	9,946,434
Exxon Mobil Corp.	108,140	9,770,449
Hess Corp.	130,130	8,652,344
Newfield Exploration Co.	94,130	2,248,766	*
Occidental Petroleum Corp.	85,330	7,613,996
Peabody Energy Corp.	166,300	2,434,632
Total Oil, Gas & Consumable Fuels		61,785,400
Total Energy		73,043,387

See Notes to Financial Statements.

ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2013

ClearBridge Variable All Cap Value Portfolio

Security	Shares	Value
Financials — 28.3%
Capital Markets — 7.7%
BlackRock Inc.	31,230	$8,021,425
Franklin Resources Inc.	46,290	6,296,366
Goldman Sachs Group Inc.	73,130	11,060,912
Greenhill & Co. Inc.	24,777	1,133,300
State Street Corp.	213,274	13,907,598
Total Capital Markets		40,419,601
Commercial Banks — 5.6%
First Republic Bank	108,470	4,173,926
KeyCorp	540,170	5,963,477
Regions Financial Corp.	871,780	8,308,063
U.S. Bancorp	306,220	11,069,853
Total Commercial Banks		29,515,319
Diversified Financial Services — 4.9%
Citigroup Inc.	213,200	10,227,204
JPMorgan Chase & Co.	295,196	15,583,397
Total Diversified Financial Services		25,810,601
Insurance — 7.1%
Allied World Assurance Co. Holdings AG	154,900	14,174,899
Axis Capital Holdings Ltd.	223,340	10,224,505
Chubb Corp.	150,620	12,749,983
Total Insurance		37,149,387
Real Estate Investment Trusts (REITs) — 1.9%
Pebblebrook Hotel Trust	203,375	5,257,244
Weyerhaeuser Co.	167,459	4,770,907
Total Real Estate Investment Trusts (REITs)		10,028,151
Real Estate Management & Development — 1.1%
Jones Lang LaSalle Inc.	65,510	5,970,581
Total Financials		148,893,640
Health Care — 10.3%
Pharmaceuticals — 10.3%
GlaxoSmithKline PLC, ADR	115,230	5,758,043
Johnson & Johnson	155,650	13,364,109
Merck & Co. Inc.	347,860	16,158,097
Novartis AG, ADR	215,780	15,257,804
Teva Pharmaceutical Industries Ltd., ADR	100,900	3,955,280
Total Health Care		54,493,333

See Notes to Financial Statements.

4	ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report

ClearBridge Variable All Cap Value Portfolio

Security	Shares	Value
Industrials — 11.3%
Aerospace & Defense — 5.6%
Boeing Co.	124,000	$12,702,560
Honeywell International Inc.	137,090	10,876,721
Raytheon Co.	92,720	6,130,646
Total Aerospace & Defense		29,709,927
Construction & Engineering — 1.7%
EMCOR Group Inc.	42,185	1,714,821
Fluor Corp.	88,920	5,273,845
Jacobs Engineering Group Inc.	37,140	2,047,528	*
Total Construction & Engineering		9,036,194
Electrical Equipment — 0.5%
Emerson Electric Co.	48,580	2,649,553
Machinery — 3.5%
Deere & Co.	47,556	3,863,925
Dover Corp.	90,740	7,046,868
Joy Global Inc.	82,690	4,012,946
Oshkosh Corp.	87,290	3,314,401	*
Total Machinery		18,238,140
Total Industrials		59,633,814
Information Technology — 13.4%
Communications Equipment — 3.2%
Cisco Systems Inc.	376,870	9,161,710
Plantronics Inc.	35,660	1,566,187
Telefonaktiebolaget LM Ericsson, ADR	543,340	6,128,875
Total Communications Equipment		16,856,772
Computers & Peripherals — 1.4%
Apple Inc.	17,820	7,058,146
Internet Software & Services — 1.0%
eBay Inc.	100,470	5,196,308	*
Semiconductors & Semiconductor Equipment — 6.9%
Applied Materials Inc.	952,770	14,205,801
KLA-Tencor Corp.	101,320	5,646,563
Samsung Electronics Co., Ltd., GDR	7,800	4,547,400
Teradyne Inc.	156,980	2,758,139	*
Texas Instruments Inc.	148,140	5,165,642
Veeco Instruments Inc.	118,220	4,187,352	*
Total Semiconductors & Semiconductor Equipment		36,510,897

See Notes to Financial Statements.

ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

ClearBridge Variable All Cap Value Portfolio

Security			Shares	Value
Software — 0.9%
Symantec Corp.			211,880	$4,760,944
Total Information Technology				70,383,067
Materials — 3.2%
Chemicals — 1.6%
E.I. du Pont de Nemours & Co.			110,440	5,798,100
Mosaic Co.			50,260	2,704,490
Total Chemicals				8,502,590
Metals & Mining — 1.6%
BHP Billiton Ltd., ADR			63,060	3,636,040
Nucor Corp.			103,760	4,494,883
Total Metals & Mining				8,130,923
Total Materials				16,633,513
Telecommunication Services — 3.7%
Diversified Telecommunication Services — 1.3%
AT&T Inc.			195,740	6,929,196
Wireless Telecommunication Services — 2.4%
Vodafone Group PLC, ADR			438,892	12,613,756
Total Telecommunication Services				19,542,952
Total Investments before Short-Term Investments (Cost — $354,455,655)				517,967,263

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.2%
Repurchase Agreements — 1.2%
Interest in $1,050,000,000 joint tri-party repurchase agreement dated 6/28/13 with RBS Securities Inc.; Proceeds at maturity — $6,356,053; (Fully collateralized by various U.S. government obligations, 0.250% to 2.125% due 11/30/14 to 3/31/18; Market value — $6,483,132) (Cost — $6,356,000)	0.100%	7/1/13	$6,356,000	6,356,000
TOTAL INVESTMENTS — 99.6% (Cost — $360,811,655#)				524,323,263
Other Assets in Excess of Liabilities — 0.4%				1,865,380
Total Net Assets — 100.0%				$526,188,643

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

See Notes to Financial Statements.

6	ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $360,811,655)	$524,323,263
Cash	213
Dividends receivable	1,274,547
Receivable for securities sold	1,228,151
Receivable for Portfolio shares sold	19,146
Prepaid expenses	2,030
Total Assets	526,847,350

Liabilities:
Investment management fee payable	330,310
Payable for Portfolio shares repurchased	188,846
Trustees’ fees payable	7,194
Accrued expenses	132,357
Total Liabilities	658,707
Total Net Assets	$526,188,643

Net Assets:
Par value (Note 5)	$223
Paid-in capital in excess of par value	334,954,125
Undistributed net investment income	3,956,071
Accumulated net realized gain on investments and foreign currency transactions	23,766,616
Net unrealized appreciation on investments	163,511,608
Total Net Assets	$526,188,643

Shares Outstanding:
Class I	22,336,434

Net Asset Value:
Class I	$23.56

See Notes to Financial Statements.

ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Dividends	$6,485,226
Interest	3,272
Less: Foreign taxes withheld	(152,660)
Total Investment Income	6,335,838

Expenses:
Investment management fee (Note 2)	1,984,109
Shareholder reports	42,724
Fund accounting fees	25,758
Trustees’ fees	20,004
Legal fees	18,744
Audit and tax	15,173
Insurance	5,928
Transfer agent fees	3,765
Custody fees	3,733
Miscellaneous expenses	4,463
Total Expenses	2,124,401
Net Investment Income	4,211,437

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) from:
Investment transactions	34,857,227
Foreign currency transactions	(4,585)
Net Realized Gain	34,852,642
Change in Net Unrealized Appreciation (Depreciation) from Investments	32,265,355
Net Gain on Investments and Foreign Currency Transactions	67,117,997
Increase in Net Assets from Operations	$71,329,434

See Notes to Financial Statements.

8	ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$4,211,437	$8,228,604
Net realized gain	34,852,642	23,071,494
Change in net unrealized appreciation (depreciation)	32,265,355	42,718,635
Increase in Net Assets From Operations	71,329,434	74,018,733

Distributions to Shareholders From (Notes 1):
Net investment income	(250,001)	(8,396,075)
Decrease in Net Assets From Distributions to Shareholders	(250,001)	(8,396,075)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	7,115,039	7,391,589
Reinvestment of distributions	250,001	8,396,075
Cost of shares repurchased	(51,310,436)	(112,088,718)
Decrease in Net Assets From Portfolio Share Transactions	(43,945,396)	(96,301,054)
Increase (Decrease) in Net Assets	27,134,037	(30,678,396)

Net Assets:
Beginning of period	499,054,606	529,733,002
End of period*	$526,188,643	$499,054,606
* Includes undistributed (overdistributed) net investment income, respectively, of:	$3,956,071	$(5,365)

See Notes to Financial Statements.

ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report	9

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$20.57	$18.19	$19.68	$17.15	$13.42	$21.69

Income (loss) from operations:
Net investment income	0.18	0.32	0.26	0.28	0.19	0.30
Net realized and unrealized gain (loss)	2.82	2.41	(1.48)	2.56	3.74	(8.23)
Total income (loss) from operations	3.00	2.73	(1.22)	2.84	3.93	(7.93)

Less distributions from:
Net investment income	(0.01)	(0.35)	(0.27)	(0.31)	(0.20)	(0.33)
Net realized gains	—	—	—	—	—	(0.01)
Total distributions	(0.01)	(0.35)	(0.27)	(0.31)	(0.20)	(0.34)

Net asset value, end of period	$23.56	$20.57	$18.19	$19.68	$17.15	$13.42
Total return[3]	14.59%	14.98%	(6.20)%[4]	16.60%	29.36%	(36.58)%

Net assets, end of period (millions)	$526	$499	$530	$677	$673	$599

Ratios to average net assets:
Gross expenses	0.80%[5]	0.81%	0.81%	0.80%	0.80%	0.84%
Net expenses[6]	0.80 [5,7]	0.81 [7]	0.81 [7]	0.80 [7]	0.80 [7]	0.84
Net investment income	1.59 [5]	1.64	1.32	1.57	1.31	1.59

Portfolio turnover rate	12%	21%	12%	16%	39%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (6.25)%.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

10	ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Variable All Cap Value Portfolio (formerly Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report	11

Notes to financial statements (unaudited) (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

12	ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$517,967,263	—	—	$517,967,263
Short-term investments†	—	$6,356,000	—	6,356,000
Total investments	$517,967,263	$6,356,000	—	$524,323,263

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended June 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio’s policy is to recognize transfers between levels as of the end of reporting period. At June 30, 2013, securities valued at $16,998,171 were transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were no longer applied.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

14	ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the Portfolio’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
Up to $1.5 billion	0.750%
Next $0.5 billion	0.700
Next $0.5 billion	0.650
Next $1 billion	0.600
Over $3.5 billion	0.500

ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments, which is provided by Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$64,770,501
Sales	109,726,882

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$168,232,422
Gross unrealized depreciation	(4,720,814)
Net unrealized appreciation	$163,511,608

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2013, the Portfolio did not invest in any derivative instruments.

16	ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report

5. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Portfolio were as follows:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Shares sold	306,852	378,302
Shares issued on reinvestment	10,318	404,225
Shares repurchased	(2,238,712)	(5,648,944)
Net decrease	(1,921,542)	(4,866,417)

6. Capital loss carryforward

As of December 31, 2012, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(8,167,205)

This amount will be available to offset any future taxable capital gains.

7. Recent accounting pronouncement

The Portfolio has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

ClearBridge Variable All Cap Value Portfolio 2013 Semi-Annual Report	17

ClearBridge

Variable All Cap Value Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

ClearBridge Variable All Cap Value Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable All Cap Value Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable All Cap Value Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010088 8/13 SR13-1975

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Legg Mason Partners Variable Equity Trust

Date:	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Legg Mason Partners Variable Equity Trust

Date:	August 23, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer Legg Mason Partners Variable Equity Trust

Date:	August 23, 2013